UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of

the Securities Exchange Act of 1934

Filed by the Registrant ⌧
Filed by a Party other than the Registrant ◻
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◻	Preliminary Proxy Statement
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⌧	Definitive Proxy Statement
◻	Definitive Additional Materials
◻	Soliciting Material under Rule 14a-12

DAWSON GEOPHYSICAL COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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◻ Fee paid previously with preliminary materials.
◻ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

DAWSON GEOPHYSICAL COMPANY

508 West Wall, Suite 800

Midland, TX 79701

432-684-3000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held June 17, 2025

TO THE SHAREHOLDERS:

Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of Dawson Geophysical Company (the “Company”) will be held at 10:00 a.m. Central Time on June 17, 2025. This year’s Annual Meeting will be a virtual meeting held over the internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live audio webcast of the Annual Meeting by visiting www.virtualshareholdermeeting.com/DWSN2025 and entering your control number contained on your proxy card. The Annual Meeting will be held for the following purposes:

1.To elect five directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2.To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.To vote upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement; and

4.To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on April 29, 2025 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or adjournments thereof.

DATED this 30th day of April, 2025.

BY ORDER OF THE BOARD OF DIRECTORS

Ian Shaw, Chief Financial Officer

IMPORTANT

To be sure your shares are represented at the Annual Meeting, please vote (1) by calling the toll-free number (800) 690-6903 and following the prompts; (2) by Internet at www.proxyvote.com; or (3) by completing, dating, signing and returning your Proxy Card in the enclosed postage-paid envelope as soon as possible. Any shareholder granting a proxy may revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the Annual Meeting (via the live audio webcast). You may vote at the Annual Meeting even if you send in your Proxy Card, vote by telephone or vote by Internet. The vote you submit electronically at the Annual Meeting will supersede any prior vote.

Dawson Geophysical Company

508 West Wall, Suite 800

Midland, Texas 79701

PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

To Be Held Tuesday, June 17, 2025

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board of Directors”) of Dawson Geophysical Company (the “Company”, “our” or “we”) for use at our Annual Meeting of Shareholders (together with any postponement or adjournment thereof, the “Annual Meeting”) to be held on Tuesday, June 17, 2025 at 10:00 a.m. Central Time via live audio webcast at www.virtualshareholdermeeting.com/DWSN2024, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. We will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about April 30, 2025.

Any shareholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to our Secretary or by attending the Annual Meeting (via the live audio webcast) and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the Annual Meeting are as follows:

1.To elect five directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified;

2.To ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.To vote upon a non-binding advisory resolution regarding the compensation of our named executive officers as disclosed in this Proxy Statement; and

4.To transact such other business as may properly come before the meeting and any adjournment thereof.

VOTING RIGHTS

Right to Vote and Record Date

Our voting securities consist solely of common stock, par value $0.01 per share (“Common Stock”).

The record date for shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 29, 2025, at which time there were 30,984,162 shares of Common Stock entitled to vote at the Annual Meeting. Shareholders are entitled to one vote, in person (via the live audio webcast) or by proxy, for each share of Common Stock held in their name on the record date.

Quorum

Shareholders representing a majority of the Common Stock outstanding and entitled to vote must be present (via the live audio webcast) or represented by proxy to constitute a quorum.

Voting at the Annual Meeting

If your shares of Common Stock are registered directly with Equiniti Trust Company, LLC, you are a “record holder” and may vote in person (via the live audio webcast) at the Annual Meeting by visiting www.virtualshareholdermeeting.com/DWSN2025 and entering your control number contained on your proxy card. If a bank, broker or other nominee holds your shares for your benefit but not in your own name, your shares are in “street name.” In that case, your bank, broker or other nominee will send you a voting instruction form to use in voting your shares. The availability of telephone and internet voting depends on the voting procedures of your bank, broker or other nominee. Please follow the instructions on the voting instruction form they send you. If your shares are held in the name of your bank, broker or other nominee and you wish to vote in person (via the live audio webcast) at the Annual Meeting, you will need to ask your broker or bank for a control number and your broker or bank will provide you with instructions that you must follow to have your shares voted.

Voting by Proxy

Whether or not you are able to attend the Annual Meeting (via the live audio webcast), we urge you to vote by proxy.

Vote Required

All proposals other than election of directors will require the affirmative vote of a majority of the Common Stock present (via the live audio webcast) or represented by proxy at the Annual Meeting and entitled to vote thereon. Directors are elected by a plurality of votes cast. This means that the director nominees with the most votes are elected, regardless of whether any nominee receives a majority of votes cast.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors. Cumulative voting for election of directors is not authorized.

With regard to the proposal to ratify the selection of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2025, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal.

With regard to the proposal to approve a non-binding advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to such proposal. This vote is advisory in nature and will not be binding on the Company.

Abstentions and Broker Non-Votes

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions are also considered to be present at the Annual Meeting and entitled to vote on any matter from which the shareholder abstains. Generally, a bank, broker or other nominee may vote the shares that it holds for you only in accordance with your instructions. However, if your bank, broker or other nominee has not received your instructions, your bank, broker or other nominee has the discretion to vote only on certain matters that are routine. A “broker non-vote” occurs if your bank, broker or other nominee cannot vote on a particular matter because your bank, broker or other nominee has not received instructions from you and because the proposal is not routine. Therefore, for purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the Annual Meeting and will not be entitled to vote with respect to that matter, even though those shares are considered to be present at the Annual Meeting for quorum purposes and may be entitled to vote on other matters.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE SHAREHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “PROPOSAL 1: ELECTION OF DIRECTORS”; FOR THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH UNDER “PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM”; FOR THE PROPOSAL TO APPROVE A NON-BINDING ADVISORY RESOLUTION ON THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT AS DESCRIBED UNDER “PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION”; AND IN THE DIRECTION OF THE PROXIES NAMED HEREIN ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 17, 2025

This Proxy Statement and our 2024 Annual Report on Form 10-K are available on our website at www.dawson3d.com in the “Financial Reports” area of the “Investor Relations” section.

PROPOSAL 1:

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to comprise the entire membership of the Company’s Board of Directors. All of our nominees have announced that they are available for election to the Board of Directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees shown below to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified. Our nominees for the five directorships are:

Matthew Wilks
Bruce Bradley
Albert Conly
Jose Carlos Fernandes
Sergei Krylov

For information about each nominee, see “Directors” below.

The Company’s Board of Directors recommends that you vote FOR all of the nominees listed above.

DIRECTORS

There are no family relationships by blood, marriage, or adoption between any director, executive officer, or any person nominated or chosen by the Company to become an executive officer or a director. The information set forth below with respect to each of the directors has been furnished by each respective nominee.

Name	Age	Position
Matthew Wilks	42	Director and Chairman of the Board
Bruce Bradley	67	Director
Albert Conly	69	Director
Jose Carlos Fernandes	59	Director
Sergei Krylov	47	Director

Matthew Wilks. Matthew D. Wilks was appointed to the Board of Directors of the Company on January 10, 2022. Mr. Wilks currently serves as Executive Chairman of the board of directors for ProFrac Holdings Corp. He has also served as the President of ProFrac Holdings, LLC since October 2018, and served as its Chief Financial Officer since May 2017. Mr. Wilks also has served as Vice President of Investments for Wilks Brothers, LLC, our controlling shareholder, since January 2012. From 2010 to 2012, Mr. Wilks served as Vice President of Logistics for FTSI. Additionally, Mr. Wilks served as a member of the board of directors of Approach Resources, Inc., an energy and production company focused on exploration, development and production of unconventional oil and gas resources in the United States.

Bruce Bradley. Bruce F. Bradley was appointed to the Board of Directors of the Company on January 10, 2022. Mr. Bradley has served as the President and Founder of Castleton Holdings, LLC, a privately held real estate investment company that engages in the acquisition and development of investment grade real estate, since 1993. Mr. Bradley is the managing principal and chief investment strategist, responsible for legal/financial structuring on all transactions, oversight of debt and equity relationships, setting investment strategy, creating deal flow, and supervision of asset management, leasing and sales activities. Mr. Bradley has more than 30 years of experience in the commercial real estate industry. Prior to forming Castleton Holdings he served in senior management roles with both commercial brokerage and development companies. Mr. Bradley holds a B.A. in Economics from the University of Nevada Las Vegas.

Albert Conly. Albert Conly was appointed to the Board of Directors of the Company on April 12, 2022. Mr. Conly has served as a Senior Managing Director for FTI Consulting’s corporate finance practice since August of 2002 and has led FTI’s energy practice since 2019. Prior to joining FTI Consulting, Mr. Conly was a partner at PricewaterhouseCoopers LLP and a managing director in the corporate and investment bank at Bank of America. Mr. Conly’s experience includes extensive time in the energy industry and five years of regulatory and compliance experience with the Federal Deposit Insurance Corporation. Mr. Conly is a certified public accountant and has a B.B.A. in accounting from the University of Texas at Austin.

Jose Carlos Fernandes. Jose Carlos Fernandes was appointed to the Board of Directors of the Company on April 12, 2022. Since January 2000, Mr. Fernandes has served as Chief Executive Officer and President of Chevy Chase Contractors, Inc., a private concrete contractor in Baltimore, Maryland that he founded, and has also served as Managing Partner of Reed Investments, LLC. Mr. Fernandes previously served as Vice President of Chevy Chase Construction, Inc., a private concrete contractor in Silver Spring, Maryland, from July 1988 until December 1999. Mr. Fernandes has a Bachelor of Arts in Economics from the University of Maryland.

Sergei Krylov. Sergei Krylov was appointed to the Board of Directors of the Company on January 10, 2022. Mr. Krylov has been in the energy industry for more than 20 years, both as an investment banker and as an executive officer. Currently, Mr. Krylov serves as Investment Partner and Chief Financial Officer of Wilks Brothers, LLC. From 2014 to 2020, Mr. Krylov served as an executive at Approach Resources Inc., a NASDAQ listed exploration and production company focused on Permian basin, initially as Executive Vice President and Chief Financial Officer and subsequently as President and Chief Executive Officer. From 2000 to 2013, Mr. Krylov worked at J.P. Morgan Securities LLC in the Energy Investment Banking group in New York and Houston, where he most recently served as Managing Director. During his career Mr. Krylov has executed numerous mergers and acquisitions, capital markets offerings and financial restructurings. Mr. Krylov holds a B.B.A. in finance from Pace University.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Status as a Controlled Company

Because Messrs. Dan Wilks and Farris Wilks and entities owned by or affiliated with them and certain individuals affiliated with such entities (collectively, the “Wilks Parties”) beneficially own 24,659,095 shares of our Common Stock, representing approximately 80% of the voting power of the Company as of April 1, 2024, we are a controlled company under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and rules of The Nasdaq Stock Market (“Nasdaq”). Additionally, the Wilks Parties are currently, and we expect that they will continue to be, deemed a group for purposes of certain rules and regulations of the SEC. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by another person or group of persons acting together is a controlled company and may elect not to comply with certain Nasdaq corporate governance requirements, including the requirements that:

•	a majority of the board of directors consist of independent directors as defined under the rules of Nasdaq;
•

director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the board’s independent directors or by a nominating committee composed entirely of independent directors, with a written charter or board resolution, as applicable, addressing the committee’s purpose and responsibilities; and

•	the compensation committee be composed entirely of independent directors with a written charter addressing the committee’s purpose and responsibilities.

Director Independence

Our Board of Directors has determined that Messrs. Bradley, Conly and Fernandes qualify as “independent” in accordance with the published listing requirements of Nasdaq and that each of the members of the Audit Committee, Compensation Committee and Nominating Committee, as applicable, qualify as “independent” in accordance with Nasdaq requirements. The Nasdaq independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition, as further required by the Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In addition, each of the members of the Audit Committee and Compensation Committee of our Board of Directors qualify as “independent” under additional standards established by the Securities and Exchange Commission (“SEC”) for members of such committees. The Audit Committee includes at least one member who is determined by our Board of Directors to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent” director. Mr. Conly has been determined to be an audit committee financial expert, which was determined based on our Board of Director’s qualitative assessment of Mr. Conly’s level of knowledge, experience and formal education. The designation does not impose on Mr. Conly any duties, obligations or liabilities that are greater than those that are generally imposed on him as a member of the Audit Committee and the Board of Directors, and Mr. Conly’s designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board of Directors.

Meetings and Committees of Directors

During 2024, the Board of Directors held five meetings, the Audit Committee held four meetings, the Compensation Committee held one meeting, and the Nominating Committee held no meetings. Each of the directors attended 75% or more of the total meetings of the Board of Directors and all of the committees on which they served during 2024.

Audit Committee. The Audit Committee is a standing committee of the Board of Directors. The functions of the Audit Committee are to determine whether our management has established internal controls which are sound, adequate and working effectively; to ascertain whether our assets are verified and safeguarded; to review and approve external audits; to select, engage and supervise our independent public accountants; and to determine and approve the fees paid to the independent public accountants. The members of the Audit Committee are Messrs. Bradley, Conly (Chair) and Fernandes.

The Audit Committee operates under a written charter adopted by the Board of Directors that is periodically reviewed, updated and approved by the Audit Committee. The Board of Directors initially approved the Audit Committee Charter effective as of February 11, 2015, and has subsequently updated, reviewed, and approved the charter. The Audit Committee Charter is reviewed annually, and is posted on our website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

The Audit Committee Report for the year ended December 31, 2024 is included in this Proxy Statement beginning on page 18.

Compensation Committee. The Compensation Committee is a standing committee of the Board of Directors. The primary function of the Compensation Committee is to determine that compensation for our executive officers is competitive and enables the Company to motivate and retain the talent needed to lead and grow our business. The members of the Compensation Committee are Messrs. Bradley (Chair) and Conly.

The Compensation Committee operates under a written charter adopted by the Board of Directors that is periodically reviewed, updated and approved by the Compensation Committee. The Board of Directors initially approved the Compensation Committee Charter effective as of February 11, 2015. The charter is posted on our website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

Nominating Committee. The Nominating Committee is a standing committee of the Board of Directors. The primary function of the Nominating Committee is to determine the slate of director nominees for election to our Board of Directors. The Nominating Committee considers candidates recommended by our shareholders, directors, officers and outside sources, and considers each nominee’s personal and professional integrity, experience, skills, ability, and willingness to devote the time and effort necessary to be an effective board member with the commitment to acting in the best interests of the Company and our shareholders. While the Company has no formal diversity policy, the Nominating Committee gives consideration to having an appropriate mix and diversity of backgrounds, skills and professional experiences on our Board of Directors, the qualifications that the Committee believes must be met by prospective nominees, qualities or skills that the Committee believes are necessary for one or more of our directors to possess, and standards for the overall structure and composition of our Board of Directors. The same criteria would be evaluated with respect to candidates recommended by shareholders. The members of the Nominating Committee are Messrs. Wilks and Krylov (Chair). In reliance on exemptions permitted for a controlled company under Nasdaq rules, the Nominating Committee is not composed of independent directors (as defined under Nasdaq rules).

The Nominating Committee operates under a written charter adopted by the Board of Directors. The Board of Directors initially approved the Nominating Committee Charter effective as of February 11, 2015. The charter is posted on our website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section.

Director Qualifications

Because the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of our Board from time to time, our Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements and the provisions of our Amended and Restated Certificate of Formation and Amended and Restated Bylaws (the “Bylaws”), and the charters of the committees of our Board. When considering nominees, our Board may take into consideration many factors including, among other things, a candidate’s experience in corporate management, professional and academic experience relevant to the Company’s industry and strategic plan, diversity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry and ability to devote adequate time and effort to responsibilities of our Board in the context of its existing composition. In general, persons recommended by shareholders will be considered on the same basis as candidates from other sources. If a shareholder wishes to recommend a candidate for election as a director at the 2026 Annual Meeting of Shareholders, it must follow the procedures described in “Shareholders Nominations to our Board of Directors” below.

The following is a brief discussion of the experience, qualifications, attributes and skills that led us to the conclusion that our directors should serve as Directors for the Company: For our Chairman of the Board, Mr. Wilks, his leadership qualities, tenure as Chairman of ProFrac Holdings and long experience in the oil and gas service industry. For Mr. Bradley, his extensive experience in management as President of Castleton Holdings and knowledge of investment and corporate strategies. For Mr. Conly, his accounting experience at PricewaterhouseCoopers LLP and his finance background at FTI Consulting. For Mr. Fernandes, his extensive knowledge of running a successful business as CEO and President of Chevy Chase Contractors, Inc. For Mr. Krylov, his significant knowledge of the oil and gas industry acquired during his time as CFO of Wilks Brothers, LLC, as CEO of Approach Resources Inc., and while a Managing Director of J.P. Morgan Securities LLC.

Board of Directors’ Role in Risk Oversight

The Board of Directors is generally responsible for risk oversight. Management has implemented internal processes to identify and evaluate the risks inherent in the Company’s business and to assess the mitigation of those risks. Our Board of Directors’ leadership structure, including the Audit Committee’s responsibility to oversee any significant financial risk exposures and our practice of a high degree of interaction between our directors and members of senior management, facilitates and provides this oversight function. Management reports either to the Audit Committee or the full Board of Directors, depending on the type of risk involved, regarding the identified risks and the mitigation strategies planned or in place to address such risks.

Stockholder Nominations to our Board of Directors

In accordance with our Bylaws, shareholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee must submit such nomination to our Secretary for receipt not less than 60 days nor more than 90 days prior to the anniversary date of the date on which the Company first mailed its proxy materials for the preceding annual meeting of shareholders. Pursuant to our Bylaws, the notice of nomination is required to contain certain information about both the nominee and the shareholder making the nomination, including information sufficient to allow the independent directors to determine if the candidate meets the criteria for Board of Director membership. A nomination that does not comply with the above procedure will be disregarded.

DIRECTOR COMPENSATION

We have adopted a comprehensive director compensation program in order to attract and retain qualified non-employee directors who are essential to our future success, growth, and governance. For services performed in 2024, each non-employee director received fees consisting of annualized compensation of $125,000 representing quarterly cash or stock payments of approximately $31,250. Members of the Audit Committee received additional annualized compensation of $18,000, with the Chairman receiving $24,000, representing quarterly cash payments of approximately $4,500 and $6,000, respectively. Members of the Compensation Committee received additional annualized compensation of $6,000 representing quarterly cash payments of $1,500. We also reimburse reasonable expenses incurred by our directors in attending meetings and other company business. None of the reimbursements for our non-employee directors exceeded $10,000 in 2024, and consequently, are not included in the table below.

During 2024, no member of our Board of Directors was also an employee of the Company. During 2024, the Chairman of our Board of Directors, Matthew Wilks, declined any compensation.

The table below summarizes the total compensation paid to or earned by each of our non-employee directors during the year ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	All Other Compensation	Total
Matthew Wilks	$-	$-	$-	$-	$-
Bruce Bradley	117,750	31,250	-	-	149,000
Albert Conly	123,750	31,250	-	-	155,000
Jose Carlos Fernandes	111,750	31,250	-	-	143,000
Sergei Krylov	93,750	31,250	-	-	125,000
(1)	The amounts in this column reflect the dollar amount the Company recognized as an expense with respect to stock awards for financial statement reporting purposes during the year ended December 31, 2024, in accordance with ASC 718.

EXECUTIVE OFFICERS

The following individuals are currently serving as executive officers of the Company.

Name	Age	Position
Anthony Clark	67	President and Chief Executive Officer
Ray Mays	67	Chief Operating Officer
Ian Shaw	41	Chief Financial Officer

Anthony Clark. Mr. Clark was appointed as Executive Vice President and Chief Business Officer of the Company in June of 2023, and appointed as President and Chief Executive Officer in November of 2023. Prior to joining the Company, Mr. Clark was appointed President of Breckenridge Geophysical, LLC (“Breckenridge”) in August of 2018, and maintained that position until the seismic data acquisition business of Breckenridge was acquired by the Company in March of 2023. For over 35 years prior to joining Breckenridge, Mr. Clark was President or Vice President at various seismic companies with responsibilities ranging from founding seismic departments, laying out multi-client surveys and raising underwriting funds to support seismic acquisition surveys.

Ray Mays.  Mr. Mays joined the Company in April 2023 as part of the asset purchase of Breckenridge Geophysical where he served as Vice President from April 2021 to April 2023. He was appointed as Chief Operating Officer of the Company in November of 2023. Prior to that, he worked in management roles with companies including Exxon Mobil Corporation, Halliburton Company and CGG Veritas Services Holding (US) Inc. Mr. Mays has both domestic and international experience working highland, transition and heli-portable in some of the most remote and challenging regions around the world.

Ian Shaw.  Mr. Shaw was appointed as Chief Financial Officer of the Company in November of 2023. Mr. Shaw currently is the Vice President of Accounting and Finance of Wilks Brothers, LLC, a family office which has made and holds significant public and private market investments across diversified industries with significant experience in oilfield services. Prior to his position with Wilks Brothers, LLC, Mr. Shaw was the Principal Financial Officer of Approach Resources Inc., a public E&P company and spent 8 years at Ernst & Young in the audit practice. He earned a Master’s degree in accounting from Texas Christian University and is a Certified Public Accountant in Texas.

EXECUTIVE COMPENSATION

The following narrative, tables and footnotes describe the “total compensation” earned during the years ended December 31, 2024 and 2023 by our named executive officers. The total compensation presented below in the Summary Compensation Table does not reflect the actual compensation received by our named executive officers in such fiscal years.

The individual components of the total compensation reflected in the Summary Compensation Table are broken out below:

Salary — The table reflects base salary earned during the years ending December 31, 2024 and 2023.

Bonus — The table reflects discretionary cash bonus payments paid during the years ending December 31, 2024 and 2023.

Stock Awards — The awards disclosed under the heading “Stock Awards” consist of grants of restricted stock and restricted stock units to our Named Executive Officers.

Option Awards — The awards disclosed under the heading “Option Awards” consist of a grant of stock options to our Named Executive Officers.

All Other Compensation — The column reflects all compensation not reported in the other columns of the Summary Compensation Table other than perquisites and other personal benefits with an aggregate value for a Named Executive Officer of less than $10,000.

Summary Compensation Table

For 2024, our named executive officers were as follows:

●	Anthony Clark, our President and Chief Executive Officer;
●	Ray Mays, our Chief Operating Officer;
●	Ian Shaw, our Chief Financial Officer.

For 2023, our named executive officers were as follows:

●	Anthony Clark, our President and Chief Executive Officer;
●	Ray Mays, our Chief Operating Officer;
●	Ian Shaw, our Chief Financial Officer;
●	Stephen C. Jumper, our former President and Chief Executive Officer;
●	James K. Brata, our former Chief Financial Officer, Secretary and Treasurer; and
●	C. Ray Tobias, our former Chief Operating Officer.

The following table sets forth information concerning the compensation of our named executive officers for services to the Company during the years ended December 31, 2024 and 2023:

				All Other
Name and Principal Position	Year	Salary	Bonus (1)	Compensation (2)(3)	Total (4)
Anthony Clark	2024	$350,384	$-	$15,348	$365,732
President and Chief Executive Officer	2023	234,230	-	17,878	252,108

Ray Mays	2024	324,616	-	22,044	346,660
Chief Operating Officer	2023	146,923	-	11,110	158,033

Ian Shaw	2024	120,000	-	-	120,000
Chief Financial Officer	2023	9,231	-	-	9,231

Stephen C. Jumper	2024	-	-	-	-
Former Chief Executive Officer and President	2023	360,001	385,082	1,077,204	1,822,287

James K. Brata	2024	-	-	-	-
Former Executive Vice President, Chief Financial	2023	339,038	205,137	501,750	1,045,925
Officer, Secretary and Treasurer

C. Ray Tobias	2024	-	-	-	-
Former Executive Vice President and Chief	2023	387,115	241,126	577,693	1,205,934
Operating Officer
(1)	The amounts shown in this column represent discretionary cash bonus payments paid in 2023.
(2)	On November 17, 2023, it was determined by the Board of Directors that the employment of (i) Stephen C. Jumper, the Company’s President and Chief Executive Officer; (ii) James K. Brata, the Company’s Chief Financial Officer, Executive Vice President, Secretary and Treasurer; and (iii) C. Ray Tobias, the Company’s Chief Operating Officer and Executive Vice President would terminate on December 20, 2023. Messrs. Jumper, Brata and Tobias received $1,040,162, $478,416 and $539,853, respectively. This severance will be paid out in bi-weekly payments for (ii) and (iii) until February of 2025, and bi-weekly payments for (i) until December of 2025. The amounts shown in this column represent severance payments and accruals associated with the termination of Messrs. Jumper, Brata and Tobias.
(3)	The amounts shown in this column include the matching contributions under our 401(k) plan for the following Named Executive Officers for the years ending December 31, 2024 and 2023, respectively: Mr. Clark - $5,000 and $14,000; Mr. Mays - $14,000 and $8,800; Mr. Shaw - $0 and $0; Mr. Jumper – $0 amd $19,800; Mr. Brata – $0 and $18,000; and Mr. Tobias – $0 and $18,000.
(4)	For the year ended December 31, 2024, Anthony Clark received 150, Ray Mays received 0, and Ian shaw received 0 shares of company stock related to anniversary awards. For the year ended December 31, 2023, none of our named executive officers received any stock awards or option awards.

On December 14, 2023, the Company entered into an amended and restated employment agreement with Mr. Clark (replacing his original employment agreement, which was effective June 16, 2023), and employment agreements with each of Messrs. Mays and Shaw (the “Employment Agreements”). Under the terms of the employment agreements, Messrs. Clark and Mays will be paid a base salary of $350,000 and $320,000 annually, Mr.  Shaw will be paid $10,000 per month. Additionally, Messrs. Clark and Mays will be eligible to receive an annual cash bonus based on the satisfaction of performance metrics determined by the Board in its sole discretion.

Additionally, on August 13, 2024, the Compensation Committee approved that Mr. Shaw shall be eligible for an annual performance bonus based on the satisfaction of certain performance metrics as determined by the Compensation Committee in its sole discretion on an annual basis.

Pay vs. Performance

The following tables set forth information concerning the Pay vs. Performance of our Named Executive Officers for services to the Company during the years ended December 31, 2024, 2023 and 2022:

	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Total for Non- PEO Named Executive Officers	Average Compensation Actually Paid to Non- PEO Named Executive Officers	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Loss
Year	(1)	(2)	(1)	(2)	(3)	(in thousands) (4)
2024	$365,732	$365,732	$233,330	$233,330	$69	$(4,119)
2023	$1,649,567	$1,649,567	$1,011,277	$1,011,277	$79	$(12,147)
2022	$395,622	$367,297	$326,895	$312,733	$84	$(18,645)

(1)

In 2023 from January 1, 2023 until November 20, 2023 and all of 2022, Stephen Jumper was our Chief Executive Officer (“PEO”) and our remaining Named Executive Officers (“NEO’s”) consisted of James Brata and Ray Tobias. Beginning November 20, 2023 until December 31, 2024, Tony Clark was our PEO and our remaining NEO’s were Ray Mays and Ian Shaw. Calculation of compensation for 2023 was done with a weighted average of 89% for Messrs. Jumper, Brata and Tobias and 11% for Messrs. Clark, Mays and Shaw.

(2)	See tables below for adjustments made to the summary compensation totals to calculate the compensation actually paid.
(3)

Assumes $100 invested in our common shares on December 31, 2021, and is calculated based on the difference between the share price of our Common Stock at the end and the beginning of the measurement period, and reinvestment of all dividends.

(4)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Adjustments to Determine Compensation "Actually Paid" for PEO	2024	2023	2022
Reported Weighted Average Summary Compensation Table total for PEO	$365,732	$1,649,567	$395,622
Increase/deduction for Change in Fair Value from Prior Year-end to vesting Date of Awards Granted Prior to year that vested during year	-	-	(28,325)
Total Adjustments	$-	$-	$(28,325)
Weighted Average Compensation Actually paid to PEO	$365,732	$1,649,567	$367,297

Adjustments to Determine Compensation "Actually Paid" for Non-PEO NEO's	2024	2023	2022
Reported Weighted Average Summary Compensation Table total for Non-PEO NEO's	$233,330	$1,011,277	$326,895
Increase/deduction for Change in Fair Value from Prior Year-end to vesting Date of Awards Granted Prior to year that vested during year	-	-	(14,163)
Total Adjustments	$-	$-	$(14,163)
Weighted Average Compensation Actually paid to Non-PEO NEO's	$233,330	$1,011,277	$312,733

Relationship between “Compensation Actually Paid” and Performance

In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic descriptions of the relationships between information presented in the Pay vs. Performance table above, for each of the three years ended December 31, 2024. The following graphs address the relationship between compensation “actually paid” as disclosed in the Pay vs. Performance Table and (1) the Company’s cumulative total shareholder return and (2) net loss:

Compensation Actually Paid vs. The Company's Total Shareholder Return
Compensation Actually Paid
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Total Shareholder Return
$ 120.00
$ 100.00
$ 80.00
$ 60.00
$ 40.00
$ 20.00
$ 0.00
367,000
313,000
1,649,567
1,011,277
365,732
233,330
$ 84.48
$ 78.88
$ 68.76
2022
2023
2024
Compensation Actually Paid to PEO
Average Compensation Actually paid to Non-PEO NEO's
Company's Total Shareholder Return

Outstanding Equity Awards at December 31, 2024

As of December 31, 2024, there were no unexercised options and unvested restricted stock and restricted stock units that were previously awarded to our named executive officers.

Potential Payments Upon a Change of Control or Termination

The award agreements under the Dawson Geophysical Company 2016 Stock and Performance Incentive Plan (the “Restated 2016 Plan”) generally permit accelerated vesting of awards in the event of a change of control or upon termination of employment for reasons other than cause, or termination of employment due to death or disability. The Employment Agreements limit the extent to which such accelerated vesting will apply for the Named Executive Officers. Under the Employment Agreements, if a Named Executive Officer’s employment is terminated by the Company without “cause”, by the Executive for “good reason” or due to “disability” (as each such term is defined in the Employment Agreement), whether before or after a change of control, accelerated vesting and exercisability of the Named Executive Officer’s currently outstanding awards under the Restated 2016 Plan will occur. Similarly, in the event of a Named Executive Officer’s death, the award agreements under the Restated 2016 Plan will provide for such accelerated vesting and exercisability. The Employment Agreements also provide for severance, bonus payments and other compensation, in the event that a Named Executive Officer’s employment is terminated by the Company without “cause” or by the executive for “good reason.” Further, in the event of a “change in control” of the Company that results in the termination of the executive’s employment by the Company without “cause” or by the executive for “good reason” within 12 months of the change in control, the executive would be entitled to receive two times the stated amounts for severance payments, bonus payments and COBRA benefits.

The Restated 2016 Plan defines a “change of control” as, except as otherwise reflected in an award agreement, occurring when (i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the total voting power of the Company’s then outstanding securities; (ii) the individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest for the election of directors shall not constitute a majority of the Board of Directors following such election unless a majority of the new members of the Board were recommended or approved by majority vote of members of the Board of Directors immediately prior to such shareholders’ meeting; (iii) the Company shall have merged into or consolidated with another corporation, or merged another corporation into the Company, on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to such merger or consolidation; or (iv) the Company shall have sold, transferred or exchanged all, or substantially all, of its assets to another corporation or other entity or person. The change of control definition under Section 409A of the Internal Revenue Code will apply to the extent necessary to comply with the requirements of Section 409A of the Internal Revenue Code in the event an award under the Restated 2016 Plan is subject to Section 409A of the Internal Revenue Code. The definition of “change of control” under the Employment Agreements is defined in a manner consistent with the Restated 2016 Plan. Mr. Clark and Mr. Mays are the only employees of the Company with change in control protections in their employment agreements. See below for specific obligations of the Company with respect to their employment agreements.

The following details the change in control obligations of the company with respect to Mr. Clark. Upon the separation of his employment by the Company without “cause” or by Mr. Clark for “good reason” (as those terms are defined in the amended and restated employment agreement), Mr. Clark will be entitled to receive, subject to his execution and nonrevocation of a general release of claims: (i) severance payments in an amount equal to his then-current base salary for the remainder of the then-applicable term of his employment (as described below), (ii) payment of any earned but unpaid performance bonus for the calendar year or fiscal year, as applicable, ending immediately prior to such termination, (iii) a lump sum payment equal to the cost to Mr. Clark to extend his then-current group health plan benefits for 18 months following the date of termination, and (iv) if such termination occurs more than four months into the year, a lump sum payment equal to the performance bonus, if any, that Mr. Clark would have earned for the calendar year or fiscal year, as applicable, during which such termination occurs, based on the Company’s achievement of applicable performance metrics, prorated to reflect the portion of such year during which Mr. Clark was employed by the Company. However, in the event of such a termination of Mr. Clark’s employment within 12 months following a “change of control” (as defined in the amended and restated employment agreement), Mr. Clark will be entitled to receive two-times the amounts in clauses (i), (iii) and (iv).

Mr. Clark’s amended and restated employment agreement has a 2-year term commencing June 16, 2023 (the effective date of Mr. Clark’s original employment agreement with the Company), with automatic annual renewal thereafter on each anniversary of such date, unless notice of non-renewal is provided at least 60 days prior to such anniversary (and subject to earlier termination in accordance with the terms of the agreement). The agreement includes certain restrictive covenants that apply during, and for specified periods after, Mr. Clark's employment, including with respect to confidentiality, non-disparagement, non-solicitation, and intellectual property assignment.

The following details the change in control obligations of the company with respect to Mr. Mays. Upon the separation of his employment by the Company without “cause” or by Mr. Mays for “good reason” (as those terms are defined in the employment agreement), Mr. Mays will be entitled to receive, subject to his execution and nonrevocation of a general release of claims: (i) severance payments in an aggregate amount equal to his then-current base salary, (ii) payment of any earned but unpaid performance bonus for the calendar year or fiscal year, as applicable, ending immediately prior to such termination, (iii) a lump sum payment equal to the cost to Mr. Mays to extend his then-current group health plan benefits for 18 months following the date of termination, and (iv) if such termination occurs more than four months into the year, a lump sum payment equal to the performance bonus, if any, that Mr. Mays would have earned for the calendar year or fiscal year, as applicable, during which such termination occurs, based on the Company’s achievement of applicable performance metrics, prorated to reflect the portion of such year during which Mr. Mays was employed by the Company. However, in the event of such a termination of Mr. Mays’ employment within 12 months following a “change of control” (as defined in the employment agreement), Mr. Mays will be entitled to receive two-times the amounts in clauses (i), (iii) and (iv).

Mr. Mays’ employment agreement has a 2-year term commencing November 20, 2023, with automatic annual renewals thereafter at the end of such term, unless notice of non-renewal is provided at least 60 days prior to the end of the then-applicable term (and subject to earlier termination in accordance with the terms of the agreement). The agreement includes certain restrictive covenants that apply during, and for specified periods after, Mr. Mays' employment, including with respect to confidentiality, non-disparagement, non-solicitation, and intellectual property assignment.

Insider Trading and Short-Selling, Hedging and Pledging Prohibitions

We have adopted insider trading policies and procedures governing the purchase, sale and other transactions in Company securities by the Company’s directors, officers, and employees, and other covered persons, as well as the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable exchange listing standards. We do not permit our directors or executive officers to speculate in our common stock which includes, without limitation, "short-selling" and/or buying publicly traded options. We also do not permit our directors or executive officers to enter into hedging transactions with respect to their ownership of our common stock or to pledge any of our common stock.

Timing of Equity Grants

All equity grants made to executive officers must be approved by the Compensation Committee. The Compensation Committee does not currently take material non-public information into account when determining the timing of equity grants, and the Company does not time nor does it plan to time the release of material, non-public information for the purpose of affecting the value of employee or Board compensation. During fiscal year 2024, the Company did not grant stock options (or similar awards) to any NEO during any period beginning four business days before and ending one day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company Form 8-K that disclosed any material non-public information.

TRANSACTIONS WITH RELATED PERSONS

Transactions with related persons are reviewed, approved or ratified in accordance with the policies and procedures set forth in our code of business conduct and ethics, our Audit Committee charter, the procedures described below with respect to director and officer questionnaires, and the other procedures described below.

Our code of business conduct and ethics provides that directors, officers and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” (refer to Conflicts of Interest section below) with regard to the Company’s interest.

For the year ending December 31, 2024, the Company incurred related party expenses of $187,000 related to hauling charges, $9,000 related to entertainment expenses and $6,000 related to the merger expenses paid to various commonly controlled companies of Wilks Brothers, LLC, the holder of approximately 80% of the Company’s outstanding stock. For the year ended December 31, 2024, the Company recorded approximately $30,000 of related party revenue from a commonly controlled company of Wilks Brothers, LLC. As of December 31, 2024, the Company had approximately $26,000 of outstanding related party accounts payable and no outstanding related party accounts receivable.

For the year ending December 31, 2023, the Company incurred related party expenses totaling approximately $120,000 related to hauling charges paid to various commonly controlled companies of Wilks Brothers, LLC, the holder of approximately 80% of the Company’s outstanding stock. For the year ended December 31, 2023, the Company recorded approximately $10,000 of related party revenue from a commonly controlled company of Wilks Brothers, LLC. As of December 31, 2023, the Company had approximately $11,000 of outstanding related party accounts payable and no outstanding related party accounts receivable.

Indemnification Agreements

We have entered into indemnification agreements (each, individually, an “Indemnification Agreement,” and collectively, the “Indemnification Agreements”) with each of our current directors and executive officers (each, individually, an “Indemnitee,” and collectively, the “Indemnitees”). Pursuant to the Indemnification Agreements, we agreed to indemnify each Indemnitee to the fullest extent permitted by applicable law against any and all expenses arising from any Proceeding (as defined in the Indemnification Agreements) in which an Indemnitee was, is or will be involved as a party or otherwise by reason of any Indemnitee’s service as, or actions taken while (i) a director or officer of the Company or (ii) at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Following a request by an Indemnitee, we are required to advance (within five days of receipt of such request) to such Indemnitee any and all expenses relating to the Indemnitee’s defense of such Proceeding, subject to the Indemnitee’s compliance with certain provisions of the Texas Business Organizations Code (“TBOC”).

Our obligation to provide indemnification under the Indemnification Agreements is subject to a determination in accordance with Section 8.103(a)(1) or (2) of the TBOC.

Any costs and expenses that an Indemnitee is entitled to under the Indemnification Agreements will not be exclusive to any other rights to which the Indemnitee may currently or in the future be entitled under any provision of applicable law, our amended and restated certificate of formation, our amended and restated Bylaws or otherwise. We are not required to indemnify an Indemnitee to the extent such indemnification conflicts with Texas law.

Each of the Indemnification Agreements will continue until the earlier of (i) the sixth (6th) anniversary after the Indemnitee has ceased to occupy the position or have the relationships described in the Indemnification Agreement that qualifies the Indemnitee for indemnification or (ii) the final termination of all Proceedings with respect to the Indemnitee commenced in such six (6) year period.

Conflicts of Interest

Our code of business conduct and ethics provides that directors, officers and employees must avoid situations that involve, or could appear to involve, “conflicts of interest” with regard to the Company’s interest. Exceptions may only be made after review of fully disclosed information and approval of specific or general categories by senior management (in the case of employees) or the Board of Directors (in the case of officers or directors). Any employee, officer or director who becomes aware of a conflict or potential conflict of interest should bring the matter to the attention of a supervisor or other appropriate personnel.

A “conflict of interest” exists when a person’s private interest interferes in any way with the interests of the Company. Conflicts of interest generally interfere with the person’s effective and objective performance of his or her duties or responsibilities to the Company. Our code of business conduct and ethics sets forth several examples of how conflicts of interest may arise, including when:

●	a director, officer or employee or members of their immediate family, receive improper personal benefits because of their position with the Company;

●	the Company gives loans, or guarantees obligations of directors, officers, employees or their immediate family members; or

●	the director, officer, employee or their immediate family members use Company property or confidential information for personal use.

Our Audit Committee also has the responsibility, according to its charter, to review, assess, and approve or disapprove conflicts of interest and related-party transactions.

Each year we require all our directors, nominees for director and executive officers to complete and sign a questionnaire in connection with the solicitation of proxies for use at our annual general meeting of members. The purpose of the questionnaire is to obtain information, including information regarding transactions with related persons, for inclusion in our Proxy Statement or Annual Report.

In addition, we annually review SEC filings made by beneficial owners of more than five percent of any class of our voting securities to determine whether information relating to transactions with such persons needs to be included in our Proxy Statement or Annual Report.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes certain information regarding securities authorized for issuance under our equity compensation plan as of December 31, 2024. See information regarding material features of the plan in Note 8, “Stock-Based Compensation” to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.

Number of
	Securities to be			Number of Securities
	Issued Upon			Remaining Available
	Exercise or	Weighted Average		for Future Issuance
	Vesting of	Exercise Price		Under the Equity
	Outstanding	of Outstanding		Compensation Plan
	Options,	Options,		(Excluding Securities
	Warrants and	Warrants and		Reflected in
Plan Category	Rights	Rights		Column (a))
(a)
Restated 2016 Plan
Equity compensation plan approved by security holders	92,500	$—	(1)	1,000,879
Equity compensation plans not approved by security holders	—	—		—
Total	92,500	$—		1,000,879

(1)	Restricted stock unit awards have no exercise price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock, as of April 29, 2025, by beneficial owners of more than five percent of our Common Stock, each of our directors and executive officers individually and all executive officers and directors as a group.

Name	Amount and Nature of Beneficial Ownership		Percent of Class (1)
SECURITY OWNERSHIP OF 5% HOLDERS
Wilks Brothers, LLC	24,659,095	(2)	79.59%

EXECUTIVE OFFICERS AND DIRECTORS
Anthony Clark	150		*
Ray Mays	-		*
Ian Shaw	-		*
Matthew Wilks	-		*
Bruce Bradley	19,165		*
Albert Conly	19,165		*
Jose Carlos Fernandes	19,165		*
Sergei Krylov	19,165		*
All current executive officers and directors (8 persons)	76,810		0.25%

* Indicates less than 1% of the outstanding shares of Common Stock.

(1)	As of April 29, 2025 there were 30,984,162 shares of Common Stock outstanding. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.
(2)	As reported on Schedule 13D/A filed with the SEC on October 30, 2023. The Schedule 13D/A filing is filed jointly by Matthew D. Wilks, Sergei Krylov, Dan Wilks, Staci Wilks, Wilks Brothers, LLC, Farris Wilks, and WB Acquisitions Inc. The voting power and dispositive power is shared in varying degrees amongst the filing persons. The filing persons’ address is 17010 IH20, Cisco, Texas 76437.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC an initial report of ownership of our equity securities on Form 3 and reports of changes in beneficial ownership of shares and other equity securities on Form 4 and Form 5. Such executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities are required by the SEC to furnish us with copies of all Section 16(a) filed by such reporting persons.

Based solely on our review of such forms furnished to us or written representations provided to us by the reporting persons, we believe that all filing requirements applicable to our executive officers, directors and other persons who beneficially own more than 10% of a registered class of our equity securities were complied with in the year ended December 31, 2024, except that (i) a Form 3s, reflecting appointment as a Director or Officer were inadvertently filed late by Ian Shaw, Ray Mays, Carlos Fernandez and Albert Conley during 2024. Tony Clark on January 21, 2025, inadvertently filed a late Form 4 covering a restricted stock grant on June 28, 2024. Form 4s were filed one day late for Sergei Krylov, Albert Conley, Bruce Bradley and Carlos Fernandez on October 4, 2024.

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected RSM US LLP (“RSM”) for appointment as our independent registered public accounting firm for the fiscal year ending December 31, 2025, subject to ratification by the shareholders. RSM has served as our independent registered public accounting firm since the fiscal year ended December 31, 2016. Representatives of RSM are expected to be present (via the live audio webcast) at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

Our Board of Directors unanimously recommends that you vote FOR the appointment of RSM US LLP as our independent registered public accountants for the fiscal year ending December 31, 2025.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The following table presents the aggregate fees billed by the independent registered accounting firm RSM US LLP, Houston, Texas (PCAOB ID 49) for professional services rendered for the audits of our annual financial statements and audit-related fees, for the years ended December 31, 2024 and 2023, respectively:

	2024	2023
Audit Fees (1)	$457,148	$482,779
Audit-related fees (2)	-	44,150
Tax Fees (3)	-	12,600
All other fees (4)	-	-
Total fees	$457,148	$539,529

(1)	Audit fees for professional services rendered in connection with the audit of the Company’s annual financial statements for the years ended December 31, 2024 and 2023, and the reviews of interim financial information included in the Company’s quarterly reports on Form 10-Q.

Audit-related fees relate to services rendered in connection with business combinations and the related current reports on Form 8-K.
(3)	Tax fees incurred during the years ended December 31, 2024 and 2023 relate to services rendered in connection with income tax basis purchase price allocation and an IRS Section 382 study, respectively.
(4)	There were no other fees for services rendered during the years ended December 31, 2024 or 2023.

The Audit Committee’s policy on pre-approval of fees and other compensation paid to the independent registered accounting firm requires the Audit Committee to approve all services and fees of the principal independent accountant prior to commencement of any services. The Audit Committee pre-approved fees for all audit and non-audit services provided by the independent registered accounting firm during the years ended December 31, 2024 and 2023.

AUDIT COMMITTEE REPORT

To the Shareholders of Dawson Geophysical Company:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s financial statements. In keeping with this goal, the Board of Directors adopted a written charter for the Audit Committee, which is posted on the Company’s website at www.dawson3d.com in the “Corporate Governance” area of the “Investor Relations” section. The Audit Committee Charter was most recently reviewed by the Audit Committee on October 27, 2020, and no changes were made. The Audit Committee held four meetings during 2024. The members of the Audit Committee are independent directors.

The Audit Committee reviews management’s overview of the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report, and to assist the Board of Directors with oversight of the following:

•	integrity of the Company’s financial statements;
•	compliance by the Company with standards of business ethics and legal and regulatory requirements;
•	qualifications and independence of the Company’s independent auditors; and
•	performance of the Company’s independent auditors.

The Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the quarterly and annual financial statements, including the quality of accounting principles with management and the independent accountants. The Audit Committee (i) reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2024 with the Company’s management and with the Company’s independent auditors; (ii) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversite Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from the Company’s independent accountants required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and discussed with the Company’s independent auditors the independent auditors’ independence.

Audit and audit-related fees billed to the Company by RSM related to their audit of the Company’s year ended December 31, 2024 included audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports of Form 10-Q totaled approximately $457,000.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for the year ended December 31, 2024 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

April 30, 2025	Submitted by the Audit Committee of the Board of Directors
Albert Conly (Chairman) Bruce Bradley Jose Carlos Fernandes

PROPOSAL 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

This advisory vote on executive compensation, referred to as the “say-on-pay” vote, gives shareholders the opportunity to express their views on our named executive officers’ compensation, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. Shareholders may vote for or against the approval of the Company’s executive compensation, or they may abstain from voting on this proposal.

The primary objectives in designing our executive compensation program are to attract, retain and motivate the talent needed to lead and grow the Company, reward successful performance and more closely align executives’ interests with those of the Company and its shareholders. The ultimate objective of our compensation program is to improve the intrinsic value of the Company and long-term shareholder value.

We encourage you to review the compensation tables and the narrative disclosures on compensation in this Proxy Statement. The Compensation Committee and the Board of Directors believe that our executive compensation program is effective in implementing our compensation philosophy and in achieving its goals.

The Company requests shareholder approval of the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following non-binding resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Proxy Statement of the Company for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

While your vote on this proposal is advisory and will not be binding on the Company, the Board of Directors or the Compensation Committee, we value the opinion of our shareholders and will take the results of this advisory vote into account when making future decisions regarding our executive compensation program.

Our Board of Directors unanimously recommends that you vote FOR the resolution, on an advisory basis, approving the executive compensation of the named executive officers.

SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The next annual meeting of the Company’s shareholders is anticipated to be held on June 16, 2026. Shareholders may submit proposals appropriate for shareholder action at the next annual meeting consistent with the regulations of the SEC. If a shareholder desires to have such proposal included in the Proxy Statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must be received at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Mr. Ian Shaw, Chief Financial Officer, no later than January 1, 2026, and must satisfy the rules and regulations of the SEC as well as the applicable provisions of our Bylaws to be eligible for inclusion in the proxy statement for that meeting. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide timely notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

In addition, our Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in our Proxy Statement, to be brought before an annual meeting. In general, our corporate secretary must receive notice of any such proposal not later than January 31, 2026 and must not have been received earlier than March 2, 2026 in order to be considered timely; provided, however, that, if the meeting is convened more than thirty (30) days prior to the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so received not later than the close of business on the later of: (i) the ninetieth (90th) day before such annual meeting or (ii) the tenth (10th) day following the day on which public announcement of the date of such meeting is first made, at the address of our principal executive offices shown above. Such notice must include the information specified in our Bylaws.

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HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more shareholders reside, you will likely be receiving only one annual report and proxy statement unless any shareholder at that address has given the broker contrary instructions. However, if any such beneficial shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial shareholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that shareholder should contact their broker or send a request to our corporate secretary at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, telephone number (432) 684-3000. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2024 Annual Report and this Proxy Statement to a beneficial shareholder at a shared address to which a single copy of the documents was delivered. Similarly, you may also contact us if you received multiple copies of such materials and would prefer to receive a single copy in the future.

OTHER MATTERS

We know of no other business which will be presented at the Annual Meeting other than as explained herein. Our Board of Directors has approved a process for collecting, organizing and delivering all shareholder communications to each of its members. To contact all directors on the Board of Directors, all directors on a committee of the Board of Directors, or an individual member or members of the Board of Directors, a shareholder may mail a written communication to: Dawson Geophysical Company, Attention: Secretary, 508 West Wall, Suite 800, Midland, Texas 79701. All communications received in the mail will be opened by our Chief Financial Officer, Ian Shaw, for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of shareholder communications to the Board of Directors will be promptly relayed to the appropriate members. We encourage all members of the Board of Directors to attend the Annual Meeting, although we have no formal policy requiring attendance. All of the members of the Board of Directors attended our 2024 annual meeting.

On April 2, 2025, we filed with the SEC an Annual Report on Form 10-K for the year ended December 31, 2024. The Annual Report on Form 10-K has been provided concurrently with this Proxy Statement to all shareholders entitled to notice of, and to vote at, the Annual Meeting.

Shareholders may also obtain a copy of the Annual Report on Form 10-K and any of our other SEC reports, free of charge, (1) from the SEC’s website at www.sec.gov, (2) from our website at www.dawson3d.com, or (3) by writing to our corporate secretary at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, telephone number (432) 684-3000. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material. Information contained on our website, other than this Proxy Statement, is not part of the proxy solicitation material and is not incorporated by reference herein.

ADDITIONAL INFORMATION ABOUT THE COMPANY

You can learn more about the Company and our operations by visiting our website at www.dawson3d.com. Among other information we have provided there, you will find:

●	The charters of each of our standing committees of the Board of Directors;

●	Our code of business conduct and ethics;

●	Information concerning our business, recent news releases and filings with the SEC; and

●	Information concerning our Board of Directors and shareholder relations.

For additional information about the Company, please refer to our 2024 Annual Report, which is being mailed with this Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS

Ian Shaw,
Chief Financial Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V75145-P34369 ! ! ! For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. DAWSON GEOPHYSICAL COMPANY 01) Matthew Wilks 02) Bruce Bradley 03) Albert Conly 04) Jose Carlos Fernandes 05) Sergei Krylov Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. Proposal to ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. 3. Proposal to approve a non-binding advisory resolution on the compensation of the named executive officers. NOTE: The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement of Dawson Geophysical Company for the Annual Meeting to be held on June 17, 2025. The shares represented by this proxy, when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES LISTED ABOVE AND FOR PROPOSALS 2 AND 3. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion. 1. Election of Directors The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR proposals 2 and 3. SCAN TO VIEW MATERIALS & VOTEw DAWSON GEOPHYSICAL COMPANY ATTN: IAN SHAW 508 WEST WALL, SUITE 800 MIDLAND, TX 79701-5010 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DWSN2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V75146-P34369 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. DAWSON GEOPHYSICAL COMPANY Annual Meeting of Shareholders June 17, 2025 at 10:00 AM Central Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Anthony Clark and Ian Shaw, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dawson Geophysical Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM Central Time on June 17, 2025, via live audio webcast at www.virtualshareholdermeeting.com/DWSN2025, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS NOMINEES LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD USING THE ENCLOSED REPLY ENVELOPE. Continued and to be signed on reverse side